Exhibit 99.1

Wayfair Announces First Quarter 2023 Results
Achieves Considerable Progress on Roadmap toward Profitability

Q1 Net Revenue of $2.8 billion with 21.7 million Active Customers

Q1 results demonstrate consistent market share gains and improvement in cost structure

BOSTON, MA — May 4, 2023 — Wayfair Inc. (“Wayfair”, “we”, or “our”) (NYSE: W), one of the world’s largest online destinations for the home, today reported financial results for its first quarter ended March 31, 2023.
First Quarter 2023 Financial Highlights
•Total net revenue of $2.8 billion decreased $219 million, down 7.3% year over year
•U.S. net revenue of $2.4 billion decreased $127 million, down 5.0% year over year
•International net revenue of $359 million decreased $92 million, down 20.4% year over year. International Net Revenue Constant Currency Growth was (14.4)%
•Gross profit was $821 million or 29.6% of total net revenue
•Net loss was $355 million and Non-GAAP Adjusted EBITDA was ($14) million
•Diluted loss per share was $3.22 and Non-GAAP Adjusted Diluted Loss Per Share was $1.13
•Net cash used in operating activities was $147 million and Non-GAAP Free Cash Flow was ($234) million
•Cash, cash equivalents and short-term investments totaled $1.0 billion and total liquidity was $1.6 billion including availability under our revolving credit facility

“This was a strong quarter for Wayfair, and we are pleased to be seeing consistent market share gains and a significant improvement in cost structure versus last quarter that gets us to nearly Adjusted EBITDA breakeven in Q1. Most exciting is that we expect to have positive Adjusted EBITDA in the second quarter. We have always known, and now we are clearly demonstrating that the Wayfair model is inherently profitable and that there is considerable opportunity in front of us to rapidly drive further margin expansion.”
“Last August, we shared a roadmap laying out our path to profitability and we have been executing against that plan. Through a focus on our three core initiatives of driving customer and supplier loyalty, nailing the basics, and cost efficiency, we have made significant strides in improving our offering and customer experience, simultaneously reducing our cost structure while investing for future growth,” said Niraj Shah CEO, co-founder and co-chairman, Wayfair.
Other First Quarter Highlights
•Active customers totaled 21.7 million as of March 31, 2023, a decrease of 14.6% year over year
•LTM net revenue per active customer was $552 as of March 31, 2023, an increase of 6.2% year over year
•Orders per customer, measured as LTM orders divided by active customers, was 1.81 for the first quarter of 2023, compared to 1.87 for the first quarter of 2022
•Orders delivered in the first quarter of 2023 were 9.7 million, a decrease of 6.7% year over year
•Repeat customers placed 79.1% of total orders delivered in the first quarter of 2023, compared to 77.7% in the first quarter of 2022
•Repeat customers placed 7.6 million orders in the first quarter of 2023, a decrease of 6.2% year over year
•Average order value was $287 in both the first quarter of 2023 and the first quarter of 2022
•In the first quarter of 2023, 62.1% of total orders delivered were placed via a mobile device, compared to 59.4% in the first quarter of 2022

Key Financial and Operating Metrics

	Three Months Ended March 31,
	2023	2022

	(in millions, except LTM net revenue per active customer, average order value and per share data)
Key Financial Statement Metrics:
Net revenue	$2,774	$2,993
Gross profit	821	803
Loss from operations	(347)	(310)
Net loss	(355)	(319)
Loss per share:
Basic	$(3.22)	$(3.04)
Diluted	$(3.22)	$(3.04)
Net cash used in operating activities	(147)	(226)
Key Operating Metrics:
Active customers (1)	22	25
LTM net revenue per active customer (2)	$552	$520
Orders delivered (3)	10	10
Average order value (4)	$287	$287
Non-GAAP Financial Measures:
Adjusted EBITDA	$(14)	$(113)
Free Cash Flow	$(234)	$(331)
Adjusted Diluted Loss per Share	$(1.13)	$(1.96)
(1) The number of active customers represents the total number of individual customers who have purchased at least once directly from our sites during the preceding twelve-month period. The change in active customers in a reported period captures both the inflow of new customers as well as the outflow of existing customers who have not made a purchase in the last twelve months. We view the number of active customers as a key indicator of our growth.
(2) LTM net revenue per active customer represents our total net revenue in the last twelve months divided by our total number of active customers for the same preceding twelve-month period. We view LTM net revenue per active customer as a key indicator of our customers’ purchasing patterns, including their initial and repeat purchase behavior.
(3) Orders delivered represent the total orders delivered in any period, inclusive of orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and as such we estimate delivery dates based on historical data. We recognize net revenue when an order is delivered, and therefore orders delivered, together with average order value, is an indicator of the net revenue we expect to recognize in a given period. We view orders delivered as a key indicator of our growth.
(4) We define average order value as total net revenue in a given period divided by the orders delivered in that period. We view average order value as a key indicator of the mix of products on our sites, the mix of offers and promotions and the purchasing behavior of our customers.

Webcast and Conference Call
Wayfair will host a conference call and webcast to discuss its first quarter 2023 financial results today at 8 a.m. (ET). Investors and participants should register for the call in advance by visiting http://bit.ly/4304R9d. After registering, instructions will be shared on how to join the call. The call will also be available via live webcast at http://bit.ly/3JYSKk0 and supporting slides will be available at investor.wayfair.com. An archive of the webcast conference call will be available shortly after the call ends at investor.wayfair.com.
About Wayfair
Wayfair is the destination for all things home: helping everyone, anywhere create their feeling of home. From expert customer service, to the development of tools that make the shopping process easier, to carrying one of the widest and deepest selections of items for every space, style, and budget, Wayfair gives everyone the power to create spaces that are just right for them.
The Wayfair family of sites includes:
•Wayfair: Everything home — for a space that's all you.
•Joss & Main: The ultimate style edit for home.
•AllModern: All of modern, made simple.
•Birch Lane: A fresh take on the classics.
•Perigold: An undiscovered world of luxury design.
•Wayfair Professional: Just right for Pros.
Wayfair generated $12.0 billion in net revenue for the twelve months ended March 31, 2023 and is headquartered in Boston, Massachusetts with operations throughout North America and Europe.
Media Relations Contact:
Susan Frechette
PR@wayfair.com

Investor Relations Contact:
James Lamb
IR@wayfair.com
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal and state securities laws. All statements other than statements of historical fact contained in this press release, including statements regarding our investment plans and anticipated returns on those investments, our future customer growth, our future results of operations and financial position, including our financial outlook, profitability goals, business strategy, plans and objectives of management for future operations, and, the impact of macroeconomic factors, and our response to such events, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “continues,” “could,” “intends,” “goals,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions
Forward-looking statements are based on current expectations of future events. We cannot guarantee that any forward-looking statement will be accurate, although we believe that we have been reasonable in our expectations and assumptions. Investors should realize that if underlying assumptions prove inaccurate or that known or unknown risks or uncertainties materialize, actual results could vary materially from our expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. We believe that these risks and uncertainties include, but are not limited to, adverse macroeconomic conditions, including inflation, slower growth or the potential for recession; the ongoing impacts of the COVID-19 pandemic, including disruptions to the global supply chain; our ability to acquire and retain customers in a cost-effective manner; our ability to increase our net revenue per active customer; our ability to build and maintain strong brands; our ability to manage our growth and expansion initiatives; and our ability to expand our business and compete successfully. A further list and description of risks, uncertainties and other factors that could cause or contribute to differences in our future results include the cautionary statements herein and in our other filings and reports with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2022. We qualify all of our forward-looking statements by these cautionary statements.
These forward-looking statements speak only as of the date of this press release and, except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

WAYFAIR INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31,	December 31,
	2023	2022

	(in millions, except share and per share data)
Assets:
Current assets
Cash and cash equivalents	$970	$1,050
Short-term investments	78	228
Accounts receivable, net	181	272
Inventories	83	90
Prepaid expenses and other current assets	295	293
Total current assets	1,607	1,933
Operating lease right-of-use assets	809	839
Property and equipment, net	762	774
Other non-current assets	34	34
Total assets	$3,212	$3,580
Liabilities and Stockholders' Deficit:
Current liabilities
Accounts payable	$1,058	$1,204
Other current liabilities	851	868
Total current liabilities	1,909	2,072
Long-term debt	3,138	3,137
Operating lease liabilities, net of current	867	893
Other non-current liabilities	43	28
Total liabilities	5,957	6,130
Stockholders’ deficit:
Convertible preferred stock, $0.001 par value per share: 10,000,000 shares authorized and none issued at March 31, 2023 and December 31, 2022	—	—
Class A common stock, par value $0.001 per share, 500,000,000 shares authorized, 85,546,393 and 82,903,862 shares issued and outstanding at March 31, 2023 and December 31, 2022	—	—
Class B common stock, par value $0.001 per share, 164,000,000 shares authorized, 25,691,352 and 25,691,397 shares issued and outstanding at March 31, 2023 and December 31, 2022	—	—
Additional paid-in capital	894	737
Accumulated deficit	(3,635)	(3,280)
Accumulated other comprehensive loss	(4)	(7)
Total stockholders' deficit	(2,745)	(2,550)
Total liabilities and stockholders' deficit	$3,212	$3,580

WAYFAIR INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
	2023	2022

	(in millions, except per share data)
Net revenue (1)	$2,774	$2,993
Cost of goods sold (2)	1,953	2,190
Gross profit	821	803
Operating expenses:
Customer service and merchant fees (2)	139	151
Advertising	327	336
Selling, operations, technology, general and administrative (2)	624	626
Impairment and other related net charges	13	—
Restructuring charges	65	—
Total operating expenses	1,168	1,113
Loss from operations	(347)	(310)
Interest expense, net	(5)	(8)
Other expense, net	(1)	—
Loss before income taxes	(353)	(318)
Provision for income taxes, net	2	1
Net loss	$(355)	$(319)
Loss per share:
Basic	$(3.22)	$(3.04)
Diluted	$(3.22)	$(3.04)
Weighted-average number of shares of common stock outstanding used in computing per share amounts:
Basic	110	105
Diluted	110	105
(1) The following tables present net revenue attributable to our reportable segments for the periods indicated:

	Three Months Ended March 31,
	2023	2022

	(in millions)
U.S. net revenue	$2,415	$2,542
International net revenue	359	451
Total net revenue	$2,774	$2,993
(2) Includes equity-based compensation and related taxes as follows:

	Three Months Ended March 31,
	2023	2022

	(in millions)
Cost of goods sold	$3	$3
Customer service and merchant fees	8	8
Selling, operations, technology, general and administrative	140	101
Total equity-based compensation and related taxes	$151	$112

WAYFAIR INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
	2023	2022

	(in millions)
Cash flows for operating activities:
Net loss	$(355)	$(319)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	104	85
Equity-based compensation expense	144	104
Amortization of discount and issuance costs on convertible notes	1	2
Impairment and other related net charges	13	—
Other non-cash adjustments	—	4
Changes in operating assets and liabilities:
Accounts receivable, net	91	(45)
Inventories	8	(11)
Prepaid expenses and other current assets	19	(20)
Accounts payable and other current liabilities	(171)	(26)
Other liabilities	(1)	—
Net cash used in operating activities	(147)	(226)

Cash flows from (for) investing activities:
Purchase of short- and long-term investments	—	(226)
Sale and maturities of short- and long-term investments	151	130
Purchase of property and equipment	(34)	(40)
Site and software development costs	(53)	(65)
Net cash provided by (used in) investing activities	64	(201)

Cash flows for financing activities:
Repurchase of common stock	—	(75)
Net cash used in financing activities	—	(75)
Effect of exchange rate changes on cash and cash equivalents	3	(4)
Net decrease in cash and cash equivalents	(80)	(506)

Cash and cash equivalents:
Beginning of period	$1,050	$1,706
End of period	$970	$1,200

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), this earnings release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including Adjusted EBITDA, Free Cash Flow, Adjusted Diluted Earnings or Loss per Share and Net Revenue Constant Currency Growth. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We have provided a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure in this earnings release.
We calculate Adjusted EBITDA as net income or loss before depreciation and amortization, equity-based compensation and related taxes, interest income or expense, net, other income or expense, net, provision or benefit for income taxes, net, non-recurring items and other items not indicative of our ongoing operating performance. We disclose Adjusted EBITDA because it is a key measure used by our management and board of directors to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe the exclusion of certain expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis as these costs may vary independent of business performance. For instance, we exclude the impact of equity-based compensation and related taxes as we do not consider this item to be indicative of our core operating performance. Investors should, however, understand that equity-based compensation and related taxes will be a significant recurring expense in our business and an important part of the compensation provided to our employees. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.
We calculate Free Cash Flow as net cash provided by or used in operating activities less net cash used to purchase property and equipment and site and software development costs (collectively, “Capital Expenditures”). We disclose Free Cash Flow because it is an important indicator of our business performance as it measures the amount of cash we generate. Accordingly, we believe that Free Cash Flow provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management.
We calculate Adjusted Diluted Earnings or Loss per Share as net income or loss plus equity-based compensation and related taxes, provision or benefit for income taxes, net, non-recurring items, other items not indicative of our ongoing operating performance, and, if dilutive, interest expense associated with convertible debt instruments under the if-converted method divided by the weighted-average number of shares of common stock used in the computation of diluted earnings or loss per share. Accordingly, we believe that these adjustments to our adjusted diluted net income or loss before calculating per share amounts for all periods presented provide a more meaningful comparison between our operating results from period to period.
We calculate Net Revenue Constant Currency Growth by translating the current period local currency net revenue by the currency exchange rates used to translate the financial statements in the comparable prior-year period. We disclose Net Revenue Constant Currency Growth because it is an important indicator of our operating results. Accordingly, we believe that Net Revenue Constant Currency Growth provides useful information to investors and others in understanding and evaluating trends in our operating results in the same manner as our management.
We calculate forward-looking non-GAAP Adjusted EBITDA based on internal forecasts that omit certain amounts that would be included in forward-looking GAAP net income or loss. We do not attempt to provide a reconciliation of forward-looking non-GAAP Adjusted EBITDA guidance to forward looking GAAP net income or loss because forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable efforts. Further, we believe that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.
The non-GAAP financial measures have limitations as analytical tools. We do not, nor do we suggest that investors should consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors should also note that the non-GAAP financial measures we use may not be the same non-GAAP financial measures and may not be calculated in the same manner as that of other companies, including other companies in our industry.

The following table reflects the reconciliation of net income or loss to Adjusted EBITDA for each of the periods indicated:

	Three Months Ended March 31,
	2023	2022

	(in millions)
Reconciliation of Adjusted EBITDA:
Net loss	$(355)	$(319)
Depreciation and amortization	104	85
Equity-based compensation and related taxes	151	112
Interest expense, net	5	8
Other expense, net	1	—
Provision for income taxes, net	2	1
Other:
Impairment and other related net charges (1)	13	—
Restructuring charges (2)	65	—
Adjusted EBITDA	$(14)	$(113)

(1)
During the three months ended March 31, 2023, we recorded charges of $5 million related to consolidation of certain customer service centers in identified U.S. locations and $8 million related to construction in progress assets at identified U.S. locations.

(2)
During the three months ended March 31, 2023, we incurred $65 million of charges consisting primarily of one-time employee severance and benefit costs associated with January 2023 workforce reductions.

The following table presents Adjusted EBITDA attributable to our segments, and the reconciliation of net income or loss to Adjusted EBITDA is presented in the preceding table:

	Three Months Ended March 31,
	2023	2022

	(in millions)
Segment Adjusted EBITDA:
U.S.	$29	$(30)
International	(43)	(83)
Adjusted EBITDA	$(14)	$(113)
The following table presents a reconciliation of net cash provided by or used in operating activities to Free Cash Flow for each of the periods indicated:

	Three Months Ended March 31,
	2023	2022

	(in millions)
Net cash used in operating activities	$(147)	$(226)
Purchase of property and equipment	(34)	(40)
Site and software development costs	(53)	(65)
Free Cash Flow	$(234)	$(331)

A reconciliation of the numerator and denominator for diluted earnings or loss per share, the most directly comparable GAAP financial measure, to the numerator and denominator for Adjusted Diluted Earnings or Loss per Share, in order to calculate Adjusted Diluted Earnings or Loss per Share is as follows:

	Three Months Ended March 31,
	2023	2022

	(in millions, except per share data)
Numerator:
Numerator for basic and diluted loss per share - net loss	$(355)	$(319)
Adjustments to net loss
Equity-based compensation and related taxes	151	112
Provision for income taxes, net	2	1
Other:
Impairment and other related net charges	13	—
Restructuring charges	65	—
Numerator for Adjusted Diluted Loss per Share - Adjusted net loss	$(124)	$(206)

Denominator:
Denominator for basic and diluted loss per share - weighted-average number of shares of common stock outstanding	110	105
Denominator for Adjusted Diluted Loss per Share - Adjusted weighted-average number of shares of common stock outstanding after the effect of dilutive securities	110	105
Diluted Loss per Share	$(3.22)	$(3.04)
Adjusted Diluted Loss per Share	$(1.13)	$(1.96)